Colonial Global Utilities Fund

                     Supplement to March 1, 2000 Prospectus
                     and Statement of Additional Information
                   (Replacing Supplement dated March 15, 2000)

The Fund's Prospectus and Statement of Additional Information are amended as follows:

Portfolio Managers. On March 15, 2000, Ophelia Barsketis and Deborah A. Jansen, the co-managers of the Fund, became joint employees of Stein Roe & Farnham Incorporated (Stein Roe), Colonial Management Associates, Inc. (Colonial), and Newport Fund Management, Inc. (Newport). Stein Roe, the Fund's investment advisor, and Colonial are indirect wholly owned subsidiaries of Liberty Financial Companies, Inc. (LFC). Newport, a federally registered investment advisor that specializes in international investing, is a wholly owned subsidiary of LFC.

Ms. Barsketis is a Senior Vice President of both Colonial and Stein Roe, and a Managing Director of Newport. Ms. Barsketis joined Stein Roe in 1983 and progressed through a variety of equity analyst positions before assuming her current responsibilities as co-manager of the Fund since September, 1993, co-manager of Stein Roe Global Utilities Fund, Variable Series, since November, 1997, and co-manager of Colonial Global Equity Fund since March 15, 2000.

Ms.  Jansen is a Senior Vice  President  of Stein Roe,  Colonial  and  Newport.
Ms. Jansen joined Stein Roe in 1987 and served as an associate economist and senior economist before assuming her current responsibilities as co-manager of the Fund since April, 1996, co-manager of Stein Roe Global Utilities Fund, Variable Series, since November, 1997, and co-manager of Colonial Global Equity Fund since March 15, 2000. Ms. Jansen left Stein Roe in January, 1995, and returned to her position as Vice President in March, 1996. For a period of time before returning to Stein Roe in March, 1996, Ms. Jansen was a Senior Equity Research Analyst for BancOne
Investment Advisers Corporation.

Investment Advisor. On March 15, 2000, Stein Roe started using Newport's trading facilities to buy and sell foreign securities for the Fund's portfolio. Newport executes all trades under its own procedures.

This Supplement is dated June 5, 2000.


733-36/675B-0500